UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AudioEye, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 3, 2019

Dear Stockholder:

On behalf of the Board of Directors (the “Board”), it is my pleasure to invite you to attend the 2019 Annual Meeting of Stockholders of AudioEye, Inc. to be held at 730 Third Avenue, 18th Floor, New York, NY 10017, on Friday, May 10, 2019, at 10:00 a.m., Eastern Time.

At the meeting, stockholders will vote on a number of important matters.  Please take the time to carefully read each of the proposals described in the attached proxy statement relating to:

•	The election of four directors;

•	The approval of an advisory vote on AudioEye’s executive compensation;

•	The approval of an advisory vote on the frequency of future advisory votes on executive compensation;

•	The approval of the AudioEye, Inc. 2019 Equity Incentive Plan; and

•	The ratification of the appointment of MaloneBailey, LLP as AudioEye’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Regardless of whether you choose to attend the Annual Meeting, please either vote electronically using the Internet (if you are a holder of our common stock) or mark, date, sign and return the proxy card included with these materials at your earliest convenience to ensure your shares will be represented and voted at the Annual Meeting.

Sincerely,

DR. CARR BETTIS Executive Chairman

5210 E. Williams Circle, Suite 750
Tucson, Arizona 85711

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 10, 2019

NOTICE HEREBY IS GIVEN that the 2019 Annual Meeting of Stockholders of AudioEye, Inc. will be held at 730 Third Avenue, 18th Floor, New York, NY 10017, on Friday, May 10, 2019, at 10:00 a.m., Eastern Time, for the purpose of considering and voting upon:

1.	A proposal to elect the four nominees named in the attached Proxy Statement to serve as directors until the 2020 Annual Meeting of Stockholders;

2.	A proposal to approve, on an advisory basis, AudioEye’s executive compensation;

3.	A proposal to approve, on an advisory basis, the frequency of future advisory votes on executive compensation;

4.	A proposal to approve the AudioEye, Inc. 2019 Equity Incentive Plan;

5.	A proposal to ratify the appointment of MaloneBailey, LLP as the independent registered public accounting firm of AudioEye, Inc. for the fiscal year ending December 31, 2019; and

6.	Such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

Information relating to the above matters is set forth in the attached Proxy Statement.  Stockholders of record at the close of business on March 20, 2019 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

By order of the Board of Directors

SEAN BRADLEY President, Chief Strategy Officer and Secretary

Tucson, Arizona

April 3, 2019

PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND 2018 ANNUAL REPORT ON FORM 10-K.  WE RECOMMEND THAT YOU SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE CONVENIENT PROXY VOTING METHODS DESCRIBED UNDER THE “HOW DO I VOTE AT THE ANNUAL MEETING” SECTION OF THE PROXY STATEMENT BEGINNING ON PAGE 2.  YOUR VOTE IS IMPORTANT TO US.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON MAY 10, 2019

THIS PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018 ARE AVAILABLE FOR VIEWING, PRINTING AND DOWNLOADING AT: www.audioeye.com/investors/proxy

INFORMATION ON OUR WEBSITE DOES NOT CONSTITUTE PART OF THIS PROXY STATEMENT OR OF OUR ANNUAL REPORT ON FORM 10-K.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING EXHIBITS, WILL ALSO BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST TO AUDIOEYE, INC., ATTENTION LONNY STERNBERG, CHIEF OPERATING OFFICER, AUDIOEYE, INC., 5210 E. WILLIAMS CIRCLE, SUITE 750, TUCSON, ARIZONA 85711, USA; TELEPHONE (866) 331-5324.

PROXY STATEMENT

Our Board of Directors is soliciting proxies from our stockholders in connection with AudioEye’s 2019 Annual Meeting of Stockholders.  When used in this Proxy Statement, the terms “we,” “us,” “our,” “the Company” and “AudioEye” refer to AudioEye, Inc. and its consolidated subsidiaries.  This Proxy Statement and our 2018 Annual Report are first being mailed to stockholders and made available on April 10, 2019.

SUMMARY

This summary highlights information contained in the Proxy Statement.  It does not include all of the information that you should consider prior to voting, and we encourage you to read the entire document prior to voting.  For more complete information regarding our 2018 financial performance, please review our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on March 27, 2019.

Stockholders are being asked to vote on the following matters at the 2019 Annual Meeting of Stockholders:

Our Board’s Recommendation

ITEM 1. Election of Directors (page 8)
The Board and the Nominating and Corporate Governance Committee believe that the four director nominees possess the necessary qualifications, attributes, skills and experiences to provide quality advice and counsel to our management and effectively oversee the business and the long-term interests of our stockholders.	FOR each Director Nominee

ITEM 2. Advisory Vote to Approve Executive Compensation (page 17)
We seek a non-binding advisory vote to approve the compensation of our named executive officers as described in the Executive Compensation section beginning on page 28. The Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.	FOR

ITEM 3. Advisory Vote to Approve Frequency of Future Advisory Votes on Executive Compensation (page 18)
We seek a non-binding advisory vote to approve the frequency of the advisory vote on executive compensation. The Board values stockholders’ opinions and believes an annual advisory vote to approve executive compensation provides the appropriate opportunity for stockholders to communicate with the Board regarding our executive compensation program.	ONE YEAR

ITEM 4. Approval of the AudioEye, Inc. 2019 Equity Incentive Plan (page 19)
We seek approval of the AudioEye, Inc. 2019 Equity Incentive Plan (a copy of which is attached to this Proxy Statement as Annex A). The Board believes approval of the 2019 Equity Incentive Plan is appropriate and in the best interest of AudioEye and its stockholders; and	FOR

ITEM 5. Ratification of the Appointment of MaloneBailey, LLP, as Independent Registered Public Accounting Firm (page 26)
The Audit Committee believes that the retention of MaloneBailey, LLP, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 is in the best interest of AudioEye and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm.	FOR

1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

When and where is the Annual Meeting?

When:	Friday, May 10, 2019, at 10:00 a.m., Eastern Time
Where:	730 Third Avenue, 18th Floor, New York, NY 10017

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting if you owned shares of our common stock, par value $0.00001 per share, or Series A Convertible Preferred Stock, par value $0.00001 per share, as of the close of business on March 20, 2019 (the “Record Date”).  Each share of our common stock entitles the holder of such share on the Record Date to one vote on each matter submitted to the stockholders at the Annual Meeting.  On each such matter submitted to the stockholders, each holder of our Series A Convertible Preferred Stock is entitled to cast a number of votes that is equal to the number of whole shares of common stock into which the holder’s shares of Series A Convertible Preferred Stock are convertible on the Record Date.

On the Record Date, 7,623,227 shares of common stock and 105,000 shares of Series A Convertible Preferred Stock were outstanding and eligible to be voted at the Annual Meeting. Such shares of Series A Convertible Preferred Stock were convertible as of such date into a total of 285,998 shares of common stock.

The presence, in person or by proxy, of the holders of a majority of the voting power of our outstanding stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The holders of our common stock and Series A Convertible Preferred Stock will vote as a single class on the matters submitted to the stockholders at the Annual Meeting.

How do I vote at the Annual Meeting?

Holders of Common Stock

If you own common stock and your shares are registered directly in your name, then you are the record holder of the shares, and you may vote by mail, in person at the Annual Meeting or online.  If your shares are held in the name of your brokerage firm, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and you should receive instructions from your brokerage firm, bank or other nominee that must be followed in order for your shares to be voted based on your instructions.  Brokerage firms, banks and other nominees typically have a process for their beneficial holders to provide voting instructions online or by telephone.

Voting by Mail.  If you are the record holder of your shares, you may vote your shares by mail.  By signing the enclosed proxy card and returning it in the postage-prepaid and addressed envelope enclosed with these proxy materials, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the Annual Meeting in the manner you indicate.  We encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted even if you later find yourself unable to attend the Annual Meeting.  If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts.  Please sign and return all proxy cards that you receive to ensure that all of your shares are voted.

Voting in Person at the Annual Meeting.  If you are the record holder of your shares and you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the Annual Meeting.  If your shares are registered directly in your name, you have the right to vote in person at the Annual Meeting.  However, if you beneficially own your shares and you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting proof of your ownership of your shares as of the Record Date, such as an account statement, and a form of personal identification for admission to the Annual Meeting. You will also need a legal proxy from your broker, bank or other nominee authorizing you to vote those shares.  We recommend you vote by proxy even if you plan to attend the Annual Meeting.  You can always change your vote at the meeting.

Voting by Telephone.  If you are the beneficial holder of your shares, to vote by telephone please follow the voting instructions that you receive from your brokerage firm, bank or other nominee. If you are the record holder of your shares, you will not be able to vote by telephone.

2

Voting Online.  If you are the record holder of shares of common stock and you wish to vote those shares online, please follow the instructions included on your proxy card.  If you are a record holder and you vote online, you do not need to complete and mail your proxy card.  If you are the beneficial holder of your shares of common stock, to vote online please follow the voting instructions that you receive from your brokerage firm, bank or other nominee. If you are the holder of shares of our Series A Convertible Preferred Stock, you will not be able to vote those shares online.

Holders of Series A Convertible Preferred Stock

If you own Series A Convertible Preferred Stock, you may vote in one of two ways: by completing and returning the enclosed proxy card via regular mail or via email.  Specific instructions for using these methods are set forth on the enclosed proxy card.

Proxy Deadline

All properly executed proxies received by AudioEye by 11:59 p.m., Eastern Time, on Thursday, May 9, 2019, and not revoked will be voted at the Annual Meeting in accordance with the directions noted on the proxy card.  If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

Can I change my vote?

Any stockholder of record delivering a proxy has the power to revoke it at any time before it is voted by: (i) giving written notice to AudioEye, Inc., Attention: Lonny Sternberg, Chief Operating Officer, 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711; (ii) submitting a proxy card bearing a later date, including a proxy card submitted online (if you are a holder of common stock) or by email (if you are a holder of Series A Convertible Preferred Stock); or (iii) voting in person at the Annual Meeting.  Please note, however, that any beneficial owner of our common stock whose shares are held in street name may (a) revoke his or her proxy and (b) attend and vote his or her shares in person at the Annual Meeting only in accordance with applicable rules and procedures that may then be employed by such beneficial owner’s brokerage firm or bank.

What Proposals am I being asked to vote on at the Annual Meeting and what is required to approve each proposal?

You are being asked to vote on five proposals:

•	Proposal 1 – election of four proposed nominees as directors;

•	Proposal 2 – approval, in a non-binding advisory vote, of AudioEye’s executive compensation;

•	Proposal 3 – approval, in a non-binding advisory vote, of the frequency of future advisory votes on executive compensation;

•	Proposal 4 – approval of the AudioEye, Inc. 2019 Equity Incentive Plan; and

•	Proposal 5 – ratification of the appointment of our independent registered public accounting firm.

In voting with regard to Proposal 1, you may vote in favor of each nominee, withhold authority to vote in favor of one or more nominees, or abstain from voting.  Directors will be elected by a plurality of the votes cast by holders of our shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 1, provided a quorum is present.  Abstentions will have no effect on the election of directors.

In voting with regard to Proposal 2, you may vote in favor of the proposal, against the proposal, or abstain from voting.  The vote required to approve Proposal 2 is a majority of the voting power of our shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2, provided a quorum is present.  Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and will have the same legal effect as votes against the proposal.

3

In voting with regard to Proposal 3, you may vote for a frequency of one, two or three years.  The frequency (every one, two or three years) receiving the greatest number of votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3, provided a quorum is present, will be considered the frequency preferred by stockholders.  Abstentions will have no effect on this vote.

In voting with regard to Proposal 4, you may vote in favor of the proposal, against the proposal, or abstain from voting.  The vote required to approve Proposal 4 is a majority of the voting power of our shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 4, provided a quorum is present.  Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and therefore will have the same legal effect as votes against the proposal.

In voting with regard to Proposal 5, you may vote in favor of the proposal, against the proposal, or abstain from voting.  The vote required to approve Proposal 5 is a majority of the voting power of our shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 5, provided a quorum is present.  Abstentions will be considered in determining the number of votes required to obtain the necessary majority vote for the proposal and therefore will have the same legal effect as votes against the proposal.

AudioEye is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement.  If any other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named as proxies to vote the shares represented thereby in their discretion.

What happens if I don’t return my proxy card or vote my shares?

If you hold your shares directly, your shares will not be voted if you do not return your proxy card or vote in person at the Annual Meeting.  If your shares are held in the name of a bank or brokerage firm (in “street name”) and you do not vote your shares, your bank or brokerage firm can only vote your shares in their discretion for proposals which are considered “routine” proposals. Proposal 5, the ratification of the appointment of our independent registered public accounting firm, is considered a routine proposal, and therefore we do not expect any “broker non-votes” (as defined below) on Proposal 5.

Brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the broker for proposals which are considered “non-discretionary” (a “broker non-vote”).  Proposals 1, 2, 3 and 4 are non-discretionary proposals.  Broker non-votes will be counted for the purpose of determining if a quorum is present but will not be considered as shares entitled to vote on Proposals 1, 2, 3 and 4. Broker non-votes will have no effect on the outcome of those proposals.

What happens if I sign, date and return my proxy card but do not specify how to vote my shares?

If a signed proxy card is received which does not specify a vote or an abstention, then the shares represented by that proxy card will be voted FOR the election of all four director nominees, FOR the approval of AudioEye’s executive compensation, FOR annual non-binding approvals of executive compensation, FOR the approval of the AudioEye, Inc. 2019 Equity Incentive Plan, and FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Who pays for the cost of this proxy solicitation?

We will bear the cost of preparing, printing and filing the Proxy Statement and related proxy materials.  In addition to soliciting proxies through the mail, we may solicit proxies through our directors, officers and employees, in person and by telephone, email and facsimile.  Our directors, officers and other employees will not receive compensation for such services other than regular director or employee compensation.  Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them.  We will pay all expenses incurred in connection with the solicitation of proxies.

When will voting results be made available?

We will announce the final voting results in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting (i.e., on or before May 16, 2019).

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have two classes of voting securities outstanding, namely our: (1) common stock, par value $0.00001 per share, of which 7,623,227 shares were outstanding as of the close of business on the Record Date (i.e., March 20, 2019), and (2) Series A Convertible Preferred Stock, par value $0.00001 per share, of which 105,000 shares were outstanding as of the close of business on the Record Date.  As of the Record Date, our outstanding shares of Series A Convertible Preferred Stock were convertible into an aggregate of 285,998 shares of common stock.

Each share of our common stock entitles the holder to one vote on all matters put to a vote of stockholders at the Annual Meeting.  On all such matters, each holder of shares of our Series A Convertible Preferred Stock is entitled to cast a number of votes equal to the number of whole shares of common stock into which such holder’s shares of Series A Convertible Preferred Stock are convertible on the Record Date.

The following table sets forth information regarding the beneficial ownership of our common stock and Series A Convertible Preferred Stock as of March 20, 2019 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock or Series A Convertible Preferred Stock;

•	each of our directors and named executive officers; and

•	all of our directors and executive officers as a group.

The following table also sets forth, as of the Record Date and for the beneficial owners listed in the table, their respective percentages of the Company’s total voting power on the Record Date.  Such percentages are based on our shares of common stock and Series A Convertible Preferred Stock outstanding as of the close of business on the Record Date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock and Series A Convertible Preferred Stock beneficially owned by them, subject to community property laws where applicable.

For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3(d) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to which a person is deemed to have beneficial ownership of any shares of common stock and Series A Convertible Preferred Stock that such stockholder has the right to acquire within 60 days after March 20, 2019.  The inclusion of any securities in the following table does not constitute an admission of beneficial ownership by the persons named below.

	Common Stock			Series A Convertible Preferred Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage Beneficially Owned (1)(2)	Number of Shares Beneficially Owned on an As-Converted Basis		Percentage Beneficially Owned(3)	Percentage of Total Voting Power

5% Owners
David Moradi (4)	2,994,478	(5)	34.01%	137,127		47.62%	24.63%

KTK Capital Inc. (6)	614,662	(7)	7.90	27,426		9.52	6.13

Officers and Directors
Dr. Carr Bettis (8)	935,130	(9)	11.89	27,426	(10)	9.52	8.97

Todd Bankofier	92,810	(11)	1.20	-		-	*

Sean Bradley	265,812	(12)	3.45	11,264		3.91	2.54

Anthony Coelho	77,704	(13)	1.01	-		-	*

Ernest Purcell (14)	481,162	(15)	6.16	27,426		9.52	4.09

Alexandre Zyngier (16)	203,830	(17)	2.63	-		-	*

All directors and executive officers as a group (7 persons)	2,077,087	(18)	23.65	66,116		23.12	35.34

* Less than 1%

5

Unless otherwise indicated, the business address of each of the individuals is c/o AudioEye, Inc., 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise or conversion of all options, warrants and convertible securities beneficially owned by such person or entity that are exercisable or convertible as of, or become exercisable or convertible within 60 days after, March 20, 2019, inclusive of the effect of additional dividend accruals in the case of shares of our Series A Convertible Preferred Stock. Shares of common stock issuable pursuant to the exercise of stock options or warrants or pursuant to the conversion of convertible securities as of or within 60 days after March 20, 2019 are deemed outstanding and held by the holder of such options, warrants or convertible securities for the purpose of computing the percentage of outstanding common stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	These percentages have been calculated based on 7,623,227 shares of the Company’s common stock outstanding on March 20, 2019.

(3)	Shares of Series A Convertible Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A Convertible Preferred Stock assume the conversion of all such shares beneficially owned by such person or entity into common stock within 60 days after March 20, 2019, inclusive of the effect of additional dividend accruals. These percentages have been calculated based on 105,000 shares of the Company’s Series A Convertible Preferred Stock outstanding on March 20, 2019, which shares were convertible as of such date into an aggregate of 285,998 shares of common stock.

(4)	David Moradi’s business address is c/o Sero Capital LLC, 119 Washington Avenue, Suite 406, Miami Beach, Florida 33139.

(5)	Based solely on a Schedule 13G filed with the SEC by Sero Capital LLC (“Sero Capital”) and David Moradi on February 5, 2019, includes (i) 155,169 shares of common stock and warrants to purchase 117,584 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019, all held by Mr. Moradi, and (ii) 1,656,740 shares of common stock and warrants to purchase 927,858 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019, all held by Sero Capital, an entity for which David Moradi is deemed the beneficial owner. Also includes 137,127 shares of common stock that are issuable as of or become issuable within 60 days after March 20, 2019 upon conversion of 50,000 shares of Series A Convertible Preferred Stock held by Mr. Moradi.

(6)	KTK Capital’s business address is 100 South Pointe Drive #1610, Miami Beach, Florida 33139.

(7)	Based solely on a Schedule 13G filed with the SEC on February 26, 2019 by Keith Kosow and KTK Capital, Inc. (“KTK Capital”), includes (i) 172,703 shares of common stock held by Mr. Kosow and (ii) 285,158 shares of common stock and warrants to purchase 129,375 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019, all held by KTK Capital, a company controlled by Mr. Kosow for which he is deemed the beneficial owner. Also includes 27,426 shares of common stock that are issuable as of or become issuable within 60 days after March 20, 2019 upon conversion of 10,000 shares of Series A Convertible Preferred Stock held by KTK Capital.

6

(8)	Dr. Bettis’ business address is c/o Reach4Partners, 16211 N. Scottsdale Road, Suite A6A-628, Scottsdale, Arizona 85254.

(9)	Comprised of (i) 110,000 shares of common stock, options to purchase 92,000 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019, and warrants to purchase 109,705 shares of common stock that are exercisable or become exercisable within 60 days after March 20, 2019, all held by Dr. Bettis; (ii) 508,988 shares of common stock and warrants to purchase 11,680 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019, all held by CSB IV US Holdings LLC, an entity for which Mr. Bettis is deemed a beneficial owner; (iii) 18,600 shares of common stock held by Carr Bettis IRA, an account for which Mr. Bettis is deemed the beneficial owner; and (iv) 54,856 shares of common stock, warrants to purchase 1,875 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019, and 27,426 shares of common stock that are issuable as of or become issuable within 60 days after March 20, 2019 upon conversion of 10,000 shares of Series A Convertible Preferred Stock, all held by J. Carr & Stephanie V. Bettis Revocable Trust, dated January 1, 2003, an entity for which Mr. Bettis is deemed a beneficial owner.

(10)	Comprised of 27,426 shares of common stock that are issuable as of or within 60 days after March 20, 2019 upon conversion of 10,000 shares of Series A Convertible Preferred Stock held by J. Carr & Stephanie V. Bettis Revocable Trust, dated January 1, 2003, an entity for which Mr. Bettis is deemed a beneficial owner.

(11)	Comprised of 12,010 shares of common stock, options to purchase 80,000 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019, and warrants to purchase 800 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019.

(12)	Comprised of (i) 15,965 shares of common stock, options to purchase 64,719 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019, and 11,264 shares of common stock that are issuable as of or become issuable within 60 days after March 20, 2019 upon conversion of 4,107 shares of Series A Convertible Preferred Stock, all held by Sean Bradley, and (ii) 173,864 shares of common stock held by Banyon Tree LLC, an entity for which Mr. Bradley is deemed the beneficial owner.

(13)	Comprised of 9,704 shares of common stock and options to purchase 68,000 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019.

(14)	Mr. Purcell’s business address is 1395 Brickell Avenue, Suite 1130, Miami, Florida 33131.

(15)	Comprised of (i) 239,202 shares of common stock, options to purchase 110,000 shares of common stock that are exercisable or become exercisable within 60 days after March 20, 2019, warrants to purchase 47,200 shares of common stock that are exercisable or become exercisable within 60 days after March 20, 2019, and 27,426 shares of common stock that are issuable as of or become issuable within 60 days after March 20, 2019 upon conversion of 10,000 shares of Series A Convertible Preferred Stock, all held by Ernest Purcell, and (ii) 57,334 shares of common stock held by Ernest W. Purcell & Anne M. Purcell JT TEN, an account for which Mr. Purcell is deemed a beneficial owner.

(16)	Mr. Zyngier’s business address is 286 Madison Ave, 8th Floor, New York New York 10017.

(17)	Comprised of (i) options to purchase 70,000 shares of common stock that are currently exercisable or exercisable within 60 days after March 20, 2019; (ii) 63,430 shares of common stock and warrants to purchase 60,000 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019, all held by Equity Trust Custodian, FBO Alexandre Zyngier IRA, an account for which Mr. Zyngier is deemed the beneficial owner; and (iii) 10,400 shares of common stock held by HZ Investments Family LP, an entity for which Mr. Zyngier is deemed the beneficial owner.

(18)	Comprised of (i) an aggregate of 1,274,353 shares of common stock; (ii) options to purchase an aggregate of 505,358 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019; (iii) warrants to purchase an aggregate of 231,260 shares of common stock that are exercisable as of or become exercisable within 60 days after March 20, 2019; and (iv) an aggregate of 66,116 shares of common stock that are issuable as of or become issuable within 60 days after March 20, 2019 upon conversion of an aggregate of 24,107 shares of Series A Convertible Preferred Stock.

7

ELECTION OF DIRECTORS (PROPOSAL 1)

Our Board currently consists of four members, all of whom are elected annually.  The Board, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated each of Dr. Carr Bettis, Anthony Coelho, Ernest Purcell and Alexandre Zyngier, each a current director of AudioEye, for re-election as directors at the 2019 Annual Meeting.  If elected, the nominees will serve a one-year term expiring at the 2020 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified.

Each of the nominees has consented to serve another term as a director if re-elected.  If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Nominees for Director

Set forth below is a brief account as of April 1, 2019, of the education and business experience of each nominee for director during at least the past five years, indicating each nominee’s principal occupation during the period and the name and principal business of the organization by which he was employed.  There are no family relationships among our directors or executive officers.

Dr. Carr Bettis.  Dr. Bettis, age 55, has served as a director since December 2012, and previously served as a director from July 2007 to April 2010. Dr. Bettis has served as Executive Chairman/Chairman of the Board since March 2015. Dr. Bettis founded and has been the Chief Architect of numerous financial technology innovations and businesses over the last 15 years that have been acquired by Merrill Lynch, Thomson Financial, Primark/Disclosure and Advanced Equities/Greenbook Financial. From 1996 to 2011, Dr. Bettis was the Chairman and Founder of Gradient Analytics, one of the largest independent equity research firms in the United States. He has served as Chairman and Co-Founder of Verus Analytics, a quantitative analytics and financial technology firm, since 1996. He also serves as the Executive Chairman and interim CEO of Formulus Black Corporation, a New Jersey founded technology company. Dr. Bettis also manages his family’s private equity portfolio. Dr. Bettis is a former tenured professor and maintains a clinical-affiliation with Arizona State University as Research Professor of Finance at the W. P. Carey School of Business. He has been frequently cited in national and international financial media. His research has been published in academic and professional journals such as the Journal of Financial Economics, Review of Financial Studies, Journal of Accounting and Economics, Journal of Financial and Quantitative Analysis and the Financial Analyst Journal. Dr. Bettis holds undergraduate degrees in finance and accounting and received his Ph.D. from Indiana University in 1992. We believe that Dr. Bettis’ extensive education and background in finance make him qualified to serve as our Executive Chairman/Chairman of the Board and as a director.

Anthony Coelho.  Mr. Coelho, age 76, has served as a director since June 2014.  Mr. Coelho was a member of the U.S. House of Representatives from 1978 to 1989, where he authored the Americans With Disabilities Act (ADA).  After leaving Congress, he joined Wertheim Schroder & Company, an investment banking firm in New York and became President and CEO of Wertheim Schroder Financial Services from 1990 to 1995.  From 1995 to 1997, he served as Chairman and CEO of an education and training technology company that he established and subsequently sold.  In 1998, President Clinton appointed him as the U.S. Commissioner General for the World’s Fair in Lisbon Portugal.  He served as general chairman of the presidential campaign of former Vice President Al Gore from April 1999 until June 2000.  Since 1997, Mr. Coelho has worked independently as a business and political consultant.  Mr. Coelho also served as Chairman of the President’s Committee on Employment of People with Disabilities from 1994 to 2001.  He previously served as Chairman of the Board of the Epilepsy Foundation and Chairman of the Board for the American Association For People With Disabilities.  Mr. Coelho has served on a number of boards, including those of Circus Circus, Warren Resources, Kaiser Resources and Cyberonics.  Since 1991, he has been a member of the Board of Service Corporation International, a publicly traded company, as its Lead Director.  Mr. Coelho earned a Bachelor of Arts degree in Political Science from Loyola Marymount University in 1964.

We believe that Mr. Coelho’s political acumen and contacts, as well as his extensive executive, financial and business experience, qualify him to serve as a director.

8

Ernest Purcell.  Mr. Purcell, age 67, has served as a director since March 2014.  Mr. Purcell has more than two decades of experience in the financial services and advisory industries and has been involved in providing fairness and solvency opinions on numerous U.S. and European transactions.  He has technical expertise in financial due diligence, strategic business valuation, financial restructurings and divestitures.  From 1997 to December of 2017, Mr. Purcell was employed by Houlihan Lokey, Inc., where he served as a Senior Managing Director, a member of the Board of Directors of their European and Asian subsidiaries, and the Head of International Financial Advisory Services.  Houlihan Lokey is an international investment bank with expertise in mergers and acquisitions, capital markets, financial restructuring and valuation.  The firm serves corporations, institutions, and governments worldwide with offices in the United States, Europe and Asia.  Houlihan Lokey is ranked as the No. 1 global restructuring advisor, the No. 1 M&A fairness opinion advisor for U.S. transactions over the past 10 years, and the No. 1 M&A advisor for U.S. transactions under $3 billion, according to Thomson Reuters.  Mr. Purcell was based in Houlihan Lokey’s Miami office, having returned to the U.S. after serving more than six years in the London office. He officially retired from the firm at the end of 2017.  With significant experience in the valuation of securitized vehicles and structured investment vehicles, Mr. Purcell has advised numerous hedge fund and private equity sponsors on the valuation of their portfolio assets.  He has structured, negotiated and closed complex financial and capital transactions in many industries, including transportation, financial services, telecommunications, energy, aviation, consumer products and industrial products.  From 1989 to 1996, Mr. Purcell served in a number of positions with Valuemetrics, Inc. / VM Equity Partners, where he specialized in the valuation of publicly owned and privately held companies, strategic financial planning and bankruptcy analysis.  Mr. Purcell earned a bachelor’s degree in Economics and Finance from the University of Florida in 1973 and earned his MBA, with concentrations in Finance and Statistics, from the University of Chicago.  He is a member of the Institute of Directors, British American Business and the Corporate Development Association.  He is also a member of the Valuation Special Interest Group of the Institute of Chartered Financial Accountants in England and Wales, the Society of Share and Business Valuers and the Business Valuation Association.

We believe that Mr. Purcell’s extensive education and background in finance qualify him to serve as a director.

Alexandre Zyngier.  Mr. Zyngier, age 49, has served as a director since September 2015.  Mr. Zyngier founded Batuta Advisors in 2013 to pursue high return investment opportunities in the distressed and turnaround sectors.  Mr. Zyngier has over 20 years of investment, strategy and business operations experience.  He is a director and member of the audit committees of each of Applied Minerals Inc., Torchlight Energy Resources and Atari SA.  Mr. Zyngier currently serves as the Chairman of the Audit Committees of each of Applied Minerals Inc. and Torchlight Energy Resources.  He has worked as a Portfolio Manager, investing in public and private opportunities, at Alden Global Capital, Goldman Sachs & Co. and Deutsche Bank Co.  Mr. Zyngier was also a strategy consultant at McKinsey & Company and a technical brand manager at Procter & Gamble.  Mr. Zyngier holds an MBA in Finance and Accounting from the University of Chicago and a BSc. in Chemical Engineering from UNICAMP in Brazil.

We believe that Mr. Zyngier’s extensive education and background in finance, investment, strategic planning and business operations, as well as his service as a director of new technology companies and on the boards of directors and compensation and audit committees of public companies, qualify him to serve as a director.

Executive Officers

Set forth below is a brief account as of April 1, 2019, of the business experience of each of our executive officers during at least the past five years, indicating each officer’s principal occupation during the period and the name and principal business of the organization by which he was employed.  Our officers are appointed by our Board of Directors and hold office until their death, resignation or removal from office.  There are no family relationships among our directors or executive officers.

Dr. Carr Bettis.  Dr. Bettis’ biography can be found under “Nominees for Director” above.

Todd Bankofier.  Mr. Bankofier, 59 was a principal in Fairmont Capital Group (FCG) from 2008 to April 2015. In that role, Mr. Bankofier was responsible for day-to-day oversight of multiple asset holdings, including strategic planning, revenue generation, technology evolution, operational effectiveness and public relations for all FCG entities.  Mr. Bankofier served as General Manager of Ensynch, which at the time was one of Arizona’s largest Information Technology services companies.  He was President and CEO of the Arizona Technology Council (ATC) from 2002 to 2006.  Before joining the ATC, he spent four years as Vice President of National Sales for XO Communications, a national telecommunications company, where he managed a national sales team to four years of record sales growth for that company.  Mr. Bankofier also served in Washington, D.C. for four years as a lobbyist for the Department of Energy and served as Chief of Staff for Maricopa County Supervisor, Jim Bruner.  He serves on the Advisory Board of Mutual of Omaha Bank, and he has served on the Arizona Governor’s Council for Innovation and Technology.  He received a gubernatorial appointment to the State Board of Education where he served from 1998 to 2002.

9

We believe that Mr. Bankofier’s extensive experience in leadership roles in technology companies, as well as his experience in overseeing diverse holdings, qualify him to serve as our Chief Executive Officer.

Sean Bradley.  Mr. Bradley, age 38, has been involved with us from our founding in 2005 to the present and has served as Secretary since April 2010, as Vice President from April 2010 to April 2015, as a director from August 2012 to June 2014, as Chief Technology Officer from August 2012 to February 2019, as Chief Strategy Officer since February 2019, and as President since April 2015.  Mr. Bradley co-founded several technology companies, including Kino Digital, LLC and Kino Communications, LLC, from 1999 to 2005.  Over the past ten years, he has led an international team of software developers, has produced global webcasting technologies and planned, designed and managed the fulfillment of intellectual property assets, including the next generation mobile marketing solutions for industry leading Hipcricket.  In the past, Mr. Bradley was chief architect of AdLife, BoomBox® Video and Audio Platforms for Augme Technologies, Inc.  Mr. Bradley is proficient in several programming and web development languages and has engineered online communications systems for IBM, General Dynamics, Avnet and many others.  In 2005, he was recognized by Arizona State’s W. P. Carey School of Business as a leader in his field for work he completed for the Arizona Department of Health and Human Services.

Mr. Bradley is a former managing member of Bradley Brothers, LLC, an Arizona-based investment company.  In 2003, Mr. Bradley obtained his BA from Arizona International College at the University of Arizona, graduating summa cum laude and with highest academic distinction for all eight undergraduate semesters.  We believe that Mr. Bradley’s extensive education and background in business and technology qualify him to serve as our President, Chief Strategy Officer and Secretary.

Lonny Sternberg.  Mr. Sternberg, age 38, joined the Company in October 2014 as Operations Manager.  He held that position until October 2015, at which time he became Director of Operations.  Mr. Sternberg served as Director of Operations from October 2015 through December 2016, and subsequently served as Vice President of Operations from January 2017 until January 2018.  In January 2018, Mr. Sternberg was promoted to the position of Chief Operating Officer and, in February 2019, the Board designated him as an executive officer in that position.  Prior to joining AudioEye, Mr. Sternberg had most recently served as Director of Sales and Marketing of Simply Bits, a business technology solutions company.  Mr. Sternberg is a BS cum laude graduate of the University of Arizona. We believe that Mr. Sternberg’s experience maximizing operational efficiencies, program development and strategic planning qualify him to serve as our Chief Operating Officer.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, consisting of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  Our Board held nine meetings in 2018 and acted four times by unanimous written consent.  Our Corporate Governance Guidelines provide that all directors are expected to rigorously prepare for, attend and participate in all Board and committee meetings, and to attend our Annual Meetings of Stockholders either in person or telephonically.  In 2018, each director attended at least 75% of the total number of meetings of the Board and the committees of the Board on which he served.  We did not hold an Annual Meeting of Stockholders in 2018.

The following directors are independent:

•	Anthony Coelho
•	Ernest Purcell
•	Alexandre Zyngier

The independent directors of the Board meet in executive session periodically, but no less than two times per year or such greater number as required under the NASDAQ listing standards.  The Company’s Corporate Governance Guidelines adopted by the Nominating and Corporate Governance Committee in February 2019 provide that when the Chairman of the Board is not an independent director, executive sessions of the independent directors will be chaired by a lead independent director.  The independent directors did not meet in executive session during 2018.  In March 2019 and in accordance with our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee designated Ernest Purcell as the Lead Independent Director.  For certain information regarding the role and responsibilities of our Lead Independent Director, please refer to our Corporate Governance Guidelines that are available at www.audioeye.com/investors/governance-documents. Please also see below under “Board Leadership Structure and Role in Risk Oversight.”

10

Audit Committee

Our Board of Directors has established an Audit Committee, which represents and assists the Board of Directors in fulfilling its oversight responsibility relating to our financial statements and financial reporting process.  Our Audit Committee is currently comprised of Anthony Coelho, Ernest Purcell and Alexandre Zyngier, all of whom satisfy the “independence” requirements of NASDAQ and the Exchange Act.  Mr. Purcell is the chairman of our Audit Committee and qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K, based on his extensive experience as an investment banker analyzing and evaluating financial statements.  The Audit Committee met four times in 2018.  The Audit Committee is responsible for, among other things:

•	selecting the independent registered public accounting firm and approving the fees for the independent registered public accounting firm;

•	reviewing and discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;

•	reviewing our financial statements and our critical accounting policies and estimates;

•	overseeing compliance with our Code of Business Conduct and Ethics;

•	reviewing related party transactions; and

•	pre-approving all audit and all permissible non-audit services to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the NASDAQ listing standards.  The charter is available on our website at www.audioeye.com/investors/governance-documents.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is currently comprised of Anthony Coelho, Ernest Purcell and Alexandre Zyngier, each of whom meets the requirements for independence under the NASDAQ listing standards and SEC rules and regulations.  Mr. Coelho is the chairman of our Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee did not meet during 2018.  Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying, evaluating and selecting, or making recommendations to our Board of Directors regarding, nominees for election to our Board of Directors and its committees;

•	overseeing the evaluation of the performance of our Board of Directors and of individual directors;

•	overseeing our corporate governance practices; and

•	developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable NASDAQ listing standards.  The charter is available on our website at www.audioeye.com/investors/governance-documents.

11

Compensation Committee

Our Compensation Committee is currently comprised of Anthony Coelho, Ernest Purcell and Alexandre Zyngier, each of whom meets the requirements for independence under the NASDAQ listing standards and SEC rules and regulations.  Mr. Zyngier is the chairman of the Compensation Committee.  Each member of our Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, or Rule 16b-3.  The Compensation Committee met five times in 2018 and acted two times by unanimous written consent.  Our Compensation Committee is responsible for, among other things:

•	reviewing, approving and determining, or making recommendations to our Board of Directors regarding, the compensation of our executive officers, including our CEO;

•	reviewing, approving and administering our incentive compensation and equity compensation plans; and

•	making recommendations regarding non-employee director compensation to our full Board of Directors.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the NASDAQ listing standards.  The charter is available on our website at www.audioeye.com/investors/governance-documents.

12

CORPORATE GOVERNANCE

Director Independence

Our Board has undertaken a review of the independence of each director.  Based on information provided by each director concerning his background, employment and affiliations, our Board of Directors has determined that Anthony Coelho, Ernest Purcell and Alexandre Zyngier do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the NASDAQ listing standards.  In making these determinations, our Board considered the current and prior relationships that each non-employee director has or has had with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”

Board Leadership Structure and Role in Risk Oversight

Dr. Bettis serves as Executive Chairman of the Board of Directors.  In accordance with the Company’s Corporate Governance Guidelines, the Board has also designated a Lead Independent Director of the Board. In that position, the Lead Independent Director presides over executive sessions of the directors between meetings of the Board and serves as a liaison among the independent directors, the Executive Chairman and the Chief Executive Officer of the Company on various matters, including determining agenda items for Board meetings.  Currently, Ernest Purcell serves as Lead Independent Director; however, the individual designated as Lead Independent Director may rotate from time to time.  The Board believes that its current leadership structure is appropriate for AudioEye and its stockholders at this time.  The structure allows our Executive Chairman to provide leadership to our Board and to our business, while also allowing Mr. Purcell as our Lead Independent Director to help us ensure independent oversight.

The Board of Directors is involved in the oversight of risks that could affect the Company.  While this oversight is performed in part through committees of the Board, the full Board has retained responsibility for the general oversight of risks.

Nomination of Directors

The Board of Directors is responsible for approving candidates for Board membership.  The Board has delegated the responsibility for evaluating, selecting and recommending director nominees to the Nominating and Corporate Governance Committee.  In evaluating candidates and existing directors for service on the Board, the Nominating and Corporate Governance Committee considers certain minimum qualifications, including:

•	the highest professional and personal ethics and values, consistent with our Code of Business Conduct and Ethics;

•	broad experience and demonstrated excellence in their field;

•	relevant expertise upon which to be able to offer advice and guidance to management and be committed to enhancing stockholder value;

•	sufficient time to devote to AudioEye’s affairs and to carry out their duties as a director and/or committee member, as applicable;

•	the ability to exercise sound business judgment and to provide insight and practical wisdom based on experience;

•	service on other Boards of public companies that is limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties; and

•	ability to represent the interests of all stockholders.

Specific additional criteria may be added with respect to specific searches for new Board members.  An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them.

13

Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee considers age, skills and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.  Although we do not have a specific Board diversity policy, the Nominating and Corporate Governance Committee looks at the diversity of experience, background and Board composition in recommending director candidates as required by the Nominating and Corporate Governance Committee’s charter.  In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any relationships and transactions that might impair such directors’ independence.  In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of the NASDAQ listing standards.  The Board does not have term limits or a mandatory retirement age for directors.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for director.  The Board periodically reviews the appropriate size of the Board, which may vary to accommodate the availability of suitable candidates and the needs of the Company.  In the event that vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee will seek to identify director candidates based on input provided by a number of sources, including: (i) committee members; (ii) other directors of AudioEye; (iii) management of AudioEye; and (iv) stockholders of AudioEye.  The Nominating and Corporate Governance Committee also has the authority to consult with or retain consultants, legal counsel, accounting or other advisors as appropriate to perform its duties.

The Nominating Committee will consider nominees recommended by stockholders as candidates for election to the Board.  To recommend a nominee, a stockholder may write to the Nominating Committee c/o Sean Bradley, President, Chief Strategy Officer and Secretary, AudioEye, Inc., 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711. Any such recommendation should include:

•	the name and address of the stockholder and a representation that the stockholder is a holder of record of shares of our common stock;

•	a brief biographical description for the nominee, including his or her name, age, business and residence addresses, occupation for at least the last five years and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above;

•	a description of all arrangements or understandings between the stockholder and each nominee; and

•	the candidate’s consent to serve as a director if elected.

The Nominating Committee has not received any nominations from stockholders for the 2019 Annual Meeting.

Corporate Governance Policies

We have adopted the Corporate Governance Guidelines that guide the Company and the Board on matters of corporate governance, including director responsibilities, Board committees and their charters, director independence, director qualifications, director evaluations, director orientation and education, director access to management, Board access to independent advisors, and management development and succession planning.  The Corporate Governance Guidelines are available on our website at www.audioeye.com/investors/governance-documents.

Code of Business Conduct and Ethics

The Company maintains a Code of Business Conduct and Ethics applicable to all directors and to all officers and other employees of the Company.  The Code of Business Conduct and Ethics is available without charge upon request in writing to Sean Bradley, President, Chief Strategy Officer and Secretary, AudioEye, Inc., 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711.  We intend to disclose any amendments to our Code of Business Conduct and Ethics, or waivers of its requirements granted to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, on our website at www.audioeye.com/investors/governance-documents or in filings with the SEC under the Exchange Act as required by applicable law.

14

Stockholder Communications with the Board of Directors

Stockholders of the Company wishing to send a written communication to the Board, a Board committee or an individual director should send the written communication to: AudioEye, Inc., Attention: Corporate Secretary, 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711. Any such communication should include the stockholder’s name and address and identify any individual director or committee of the Board to which the stockholder would like to have the written communication sent. The Corporate Secretary, or his or her designee, will, in such manner as he or she deems appropriate, collect and organize such stockholder communications and periodically forward them to the Board or a committee or individual director, as applicable. The Corporate Secretary may refuse to forward material which he or she determines in good faith to be commercial, frivolous or otherwise inappropriate for delivery.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On August 10, 2017, the Company, following consideration of a report prepared by Farient Advisors LLC, granted 16,600 RSUs to each of Alexandre Zyngier and Ernest Purcell for their continuing service on the Board of Directors. On the same date, the Company also granted 1,600 RSUs to each of Alexandre Zyngier and Ernest Purcell for their continued service as the chairs of committees of the Board of Directors. The total fair value of such RSU awards at the grant date for each director was $75,079. All such RSUs vested on April 30, 2018. The settlement date for the RSUs is the earlier of (i) April 30, 2024 or (ii) the date on which the Company undergoes a change of control (within the meaning of Section 409A of the Code).

In 2017, in a private placement, the Company issued to David Moradi, a principal stockholder of the Company, convertible notes in the aggregate principal amount of $762,500 and warrants to acquire 305,000 shares of the Company’s common stock.  The warrants have a term of five years and an exercise price of $1.75 per share.  Upon issuance, the convertible note immediately and automatically converted into 453,869 shares of the Company’s common stock at a conversion rate of $1.68 per share.

In 2017, the Company sold to Anthion Partners II, LLC, an entity under the control of Mr. Moradi, in a private placement 214,286 shares of the Company’s common stock for an aggregate purchase price of $750,000.

In 2017, the Company issued to David Moradi 729,028 shares of the Company’s common stock upon the net exercise of warrants to purchase 734,133 shares at an exercise price of $0.025 per share for an aggregate purchase price of $18,353.

In August 2018, in a private placement, the Company sold shares of its common stock for a purchase price of $0.25 per share and entered into a Securities Purchase Agreement and Registration Rights Agreement with each investor. The investors included CSB IV US Holdings, LLC, of which Dr. Bettis is deemed a beneficial owner, which acquired 16,000 shares for an aggregate purchase price of $100,000; Anthion Partners II, LLC, an affiliate of Mr. Moradi, which acquired 1,000,000 shares for an aggregate purchase price of $250,000 (which shares were thereafter transferred to Sero Capital LLC); and Mr. Purcell, who acquired 32,000 shares for an aggregate purchase price of $200,000.

On September 26, 2018, pursuant to a Note and Warrant Purchase dated as of October 9, 2015 between Equity Trust Custodian FBO Alexandre Zyngier IRA (the “Zyngier IRA”) and the Company, as amended, the Zyngier IRA acquired from the Company a $50,000 convertible note and warrants to acquire 20,000 shares of the Company’s common stock having a term of five years and an exercise price of $2.50 per share. Alexandre Zyngier, a member of the Company’s board of directors, is deemed a beneficial owner of the Zyngier IRA. On October 29, 2018, upon the Zyngier IRA’s conversion of this note, including accrued interest, the Company issued 13,384 shares of common stock to the Zyngier IRA at a conversion rate of $3.75 per share.

Approval of Related Party Transactions

The charter of the Audit Committee requires that the Audit Committee review and approve any transactions that would require disclosure under SEC rules and regulations.  The Board has also adopted Related Party Transaction Policies and Procedures that provide for the procedures to be followed by the Audit Committee in reviewing actual or potential related party transactions.  Those procedures include consideration of the material terms and conditions of the transaction, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction.  The Related Party Transaction Policies and Procedures also identify certain types of related party transactions that are to be deemed pre-approved.

15

DIRECTOR COMPENSATION

The following table sets forth summary information concerning the compensation paid to our non-employee directors for the fiscal year ended December 31, 2018 for services provided to us in their capacity as directors.  Compensation paid to or earned by Dr. Carr Bettis, who is a director and a named executive officer, for the fiscal year ended December 31, 2018 is set forth in the Summary Compensation Table in the section below titled “Executive Compensation–Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Anthony Coelho	-	96,444	96,444
Ernest Purcell	-	96,444	96,444
Alexandre Zyngier	-	96,444	96,444
Total:	-	289,332	289,332

(1)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock awards granted during the reported fiscal year. For additional information regarding the assumptions we used to calculate the amounts in this column, please refer to Note 11 to our audited consolidated financial statements included in our 2018 Annual Report filed with the SEC on March 27, 2019. In December 2018, the Compensation Committee granted each of our non-employee directors an award of RSUs with respect to 11,280 shares of the Company’s common stock. Each such award will vest in full on the first to occur of (i) April 30, 2019, provided the director’s service with us has not terminated prior to such date, and (ii) the date of a stockholder meeting at which such director, being willing and available to serve as a director, is nominated for election but is not re-elected by our stockholders. The settlement date for any RSUs that become vested will be the first to occur of (x) April 30, 2025 or (y) the date on which the Company undergoes a change of control (as defined in the award agreements).

(2)

As of December 31, 2018, our non-employee directors and their respective affiliates held the following stock awards and option awards that had been granted to them as compensation for services provided to us in their capacity as directors:  Anthony Coelho held (i) vested stock options to purchase a total of 68,000 shares, (ii) 16,600 RSUs that had vested but not yet settled and (iii) 11,280 unvested RSUs; Ernest Purcell held (i) vested stock options to purchase a total of 120,000 shares, (ii) 18,200 RSUs that had vested but not yet settled and (iii) 11,280 unvested RSUs; and Alexandre Zyngier held (i) stock options to purchase a total of 70,000 shares, (ii) 18,200 RSUs that had vested but not yet settled and (iii) 11,280 unvested RSUs.  See Footnote (1) above for additional information regarding the unvested RSUs.

The above table does not include warrants acquired by any director in any private placement or similar transaction.

The Company’s non-employee directors do not receive any cash retainers or meeting attendance fees. Their compensation typically consists of periodic grants of equity awards.

Recommendation of the Board

The Board unanimously recommends that the stockholders vote “FOR” the election of each of Dr. Carr Bettis, Anthony Coelho, Ernest Purcell and Alexandre Zyngier as directors for a one-year term expiring at the Company’s 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.  If not otherwise specified, proxies will be voted “FOR” each of the four nominees for director.

16

ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 2)

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that we include in this proxy statement a proposal for a non-binding stockholder vote on our executive compensation as described in this proxy statement (commonly referred to as a “Say-on-Pay” vote).

Our executive compensation program has been designed to pay for performance and align our compensation programs with business strategies focused on long-term growth and creating value for stockholders while also paying competitively and focusing on total compensation.  Our executive compensation programs are designed to attract, motivate and retain highly qualified executive officers who are able to achieve corporate objectives and create stockholder value.  The Compensation Committee believes that our executive compensation program reflects a strong pay-for-performance philosophy without promoting excessive risk and is well aligned with our stockholders’ long-term interests.

The Board strongly endorses our executive compensation program and recommends that stockholders vote in favor of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement for the Company’s 2019 Annual Meeting of Stockholders, including the compensation tables and narrative discussion, be, and hereby is, approved.

Because the vote on this proposal is advisory, it will not be binding on the Board of Directors or the Compensation Committee, and neither the Board of Directors nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal.  However, the Compensation Committee will consider the outcome of the vote when determining future executive compensation arrangements.

Recommendation of the Board

The Board of Directors unanimously recommends that the stockholders of the Company vote “FOR” the approval of AudioEye’s executive compensation.  If not otherwise specified, proxies will be voted “FOR” the approval of AudioEye’s executive compensation.

17

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE
ON EXECUTIVE COMPENSATION (PROPOSAL 3)

Enacted legislation requires that we include in this proxy statement a proposal for a separate non-binding stockholder vote on whether the Company’s Say-on-Pay vote should occur every one, two or three years (commonly referred to as “Say-on-Frequency”).  You have the option to vote for any one of the three options, or to abstain from voting on the matter.

The Board has determined that an advisory vote on executive compensation every one year is the best approach for AudioEye based on a number of considerations, including the following:

•	An advisory vote on executive compensation every year will provide our stockholders the opportunity to provide us with their direct input on our compensation policies, philosophy and practices as disclosed in our proxy statement every year.

•	An annual vote cycle will maximize stockholder communication by providing a direct, clear means for AudioEye to receive and evaluate investor sentiment concerning our executive compensation philosophy and program.

•	Without annual stockholder input, it could be difficult for us to understand whether a stockholder vote pertains to the compensation year being discussed in that year’s proxy statement, or pay practices from previous years. An annual vote enables the Compensation Committee to better understand the implications of each vote regarding our executive compensation and to respond accordingly.

Although the vote is advisory and non-binding, our Board of Directors will take into account the outcome of the vote when making future decisions about our executive compensation policies and programs.  Our stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation.  In addition, the NASDAQ listing standards require us to seek stockholder approval for new employee equity compensation plans and material revisions thereto.

We expect that our next vote on the advisory Say-on-Frequency proposal will occur at our 2025 Annual Meeting of Stockholders.

Recommendation of the Board

The Board of Directors unanimously recommends that the stockholders vote to conduct an advisory vote on executive compensation every “ONE YEAR.” If not otherwise specified, proxies will be voted in favor of conducting the advisory vote on executive compensation every “ONE YEAR.”

18

APPROVAL OF THE AUDIOEYE, INC. 2019 EQUITY INCENTIVE PLAN
(PROPOSAL 4)

The AudioEye, Inc. 2019 Equity Incentive Plan (the “2019 Plan”) is a comprehensive incentive compensation plan that provides for various types of equity-based compensation, including incentive and nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock units (“RSUs”), performance share awards, cash awards and other equity-based awards.  The purpose of the 2019 Plan is to enable us to attract and retain the types of employees, consultants and directors who will contribute to our long range success; provide incentives that align the interests of our employees, consultants and directors with those of our stockholders; and promote the success of our business.

Upon the recommendation of the Compensation Committee, our Board of Directors unanimously approved the 2019 Plan on April 2, 2019 (the “Effective Date”), subject to stockholder approval.  The NASDAQ listing standards require that we submit the 2019 Plan to our stockholders for approval.  In addition, the Internal Revenue Code of 1986, as amended (the “Code”), requires that we obtain stockholder approval of the 2019 Plan in order to be able to issue incentive stock options under the 2019 Plan.  If our stockholders do not approve the 2019 Plan, then the 2019 Plan will not become effective, and any grants made under the 2019 Plan will be void.  If our stockholders approve the 2019 Plan, then our 2012 Incentive Compensation Plan, 2013 Incentive Compensation Plan, 2014 Incentive Compensation Plan, 2015 Incentive Compensation Plan, 2016 Incentive Compensation Plan and 2016 Incentive Compensation Plan, as amended (collectively, the “Prior Plans”) will terminate as of the date of the Annual Meeting, and no awards will be granted under the Prior Plans on or after the date of the Annual Meeting.

Reasons to Vote for Proposal 4

Each year, the Compensation Committee and our management review our overall compensation strategy and determine the allocations of cash and equity compensation in light of our pay for performance philosophy.  We believe that equity compensation is critical in motivating key employees and that it effectively aligns employee compensation with stockholder interests.  We are also committed to effectively managing our share reserves for equity compensation while minimizing stockholder dilution.  If the 2019 Plan is not approved and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation, and we would be at a severe disadvantage if we could not use stock-based awards covering a meaningful number of shares to recruit and retain key talent in this competitive market for human capital.

Responsible Features of the 2019 Plan

The 2019 Plan includes a number of provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

•	Stockholder approval required for additional shares. The 2019 Plan does not contain an annual “evergreen” provision that provides for automatic increases of shares on an ongoing basis. The 2019 Plan instead authorizes a fixed number of shares, and stockholder approval is required for any increase in the number of shares.

•	Minimum vesting requirements. In general, no award under the 2019 Plan may vest, in the ordinary course, prior to the first anniversary of the date of grant of the award; provided, however, that up to 5% of the share reserve may be subject to awards that do not meet such vesting requirements.

•	Reasonable compensation limits. The 2019 Plan provides that the maximum number of shares of common stock subject to awards granted during a single fiscal year to any non-employee director, together with any cash fees paid to such director during the fiscal year, may not exceed a total value of $400,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes). In addition, the maximum number of shares of common stock subject to awards granted during a single fiscal year to any employee or consultant who is not a director during the fiscal year may not exceed a total value of $5,000,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes).

•	No repricings. The 2019 Plan expressly prohibits the repricing of equity awards without prior stockholder approval.

19

•	No liberal share recycling. In general, when awards terminate or are cancelled, the shares reserved for those awards are returned to the share reserve and become available for future awards. However, shares of common stock subject to an award shall not again be made available for issuance or delivery under the 2019 Plan if such shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award.

•	Fungible share reserve. The 2019 Plan has a fungible share reserve, under which the share reserve is depleted at a higher multiple for RSUs, restricted stock and other “full-value awards,” in order to minimize stockholder dilution.

•	No payment of dividends prior to the vesting of an award. The 2019 Plan provides that no dividends will be paid with respect to any shares subject to an award prior to the vesting of such award. Any dividends that may be attributable to any particular share of restricted stock or any particular RSU or deferred stock unit shall only be distributed upon the release of restrictions on such share of restricted stock or the settlement of such RSU or deferred stock unit, as applicable, and the award holder shall have no right to such dividends if such award is forfeited.

•	Specific change in control vesting treatment. The 2019 Plan specifies the vesting treatment for outstanding time- and performance-based awards upon a change in control.

•	Clawback provisions. Awards under the 2019 Plan will be subject to forfeiture, cancellation, reimbursement or recoupment to the extent provided in any applicable clawback policy adopted by AudioEye or otherwise required pursuant to applicable law.

•	No reload options. The 2019 Plan expressly prohibits options with automatic “reload” rights.

Summary of the 2019 Plan

The description of the 2019 Plan set forth below is qualified in its entirety by reference to the applicable provisions of the plan document, which is attached as Annex A to this proxy statement.

Shares Subject to the Plan.  The aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2019 Plan will not exceed 1,000,000 shares.  The number of shares of common stock that may be issued pursuant to incentive stock options under the 2019 Plan is also limited to 1,000,000 shares.  Shares of common stock available for distribution under the 2019 Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by AudioEye in any manner.  The closing price of our common stock on NASDAQ on March 29, 2019 was $9.01.

Any shares of common stock granted in connection with options and stock appreciation rights will be counted as one share for every one option or stock appreciation right awarded.  Any shares of common stock granted in connection with awards other than options and stock appreciation rights shall be counted against this limit as two shares of common stock for every one share of common stock granted in connection with such award.  Any shares of common stock subject to an award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related will again be available for issuance under the 2019 Plan.  Any shares of common stock that again become available for future grants shall be added back as one share if such shares were subject to options or stock appreciation rights and as two shares if such shares were subject to other awards.  Shares of common stock subject to an award shall not again be made available for issuance or delivery under the 2019 Plan if such shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award.

Eligibility.  Participation in the 2019 Plan is limited to employees, directors and consultants of AudioEye and its affiliated entities.  As of March 20, 2019, there were three non-employee directors, approximately 65 employees, and approximately two consultants of AudioEye that would be eligible for grants under the 2019 Plan.

Maximum Award Amounts.  The maximum number of shares of common stock subject to awards granted during a single fiscal year to any director who is not an employee or consultant during the fiscal year, together with any cash fees paid to such director during the fiscal year, may not exceed a total value of $400,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes).  The maximum number of shares of common stock subject to awards granted during a single fiscal year to any employee or consultant who is not a director during the fiscal year may not exceed a total value of $5,000,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes).

20

Substitute Awards.  Awards may, in the sole discretion of the plan administrator, be granted under the 2019 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by AudioEye or with which AudioEye combines (“Substitute Awards”).  Substitute Awards shall not be counted against the share reserve, provided that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as incentive stock options shall be counted against the ISO limit.  Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by AudioEye or with which AudioEye combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for awards under the 2019 Plan and shall not count toward the total share reserve.

Minimum Vesting Requirements.  In general, no award under the 2019 Plan may vest, in the ordinary course, prior to the first anniversary of the date of grant of the award; provided, however, that up to 5% of the total share reserve may be subject to awards that do not meet such vesting requirements.  The one-year minimum vesting requirement does not apply to the substitute awards described in the immediately preceding section.

Administration.  The Board has delegated authority to administer the 2019 Plan to the Compensation Committee.  Subject to the terms of the 2019 Plan, the Compensation Committee, as plan administrator, has full authority to determine participants and the type, terms and conditions and number of shares subject to awards and to construe and interpret the 2019 Plan and awards.  The Compensation Committee may delegate administration of the 2019 Plan to a committee or committees of one or more members of the Board.

No Repricing without Stockholder Approval.  The 2019 Plan provides that stockholder approval is required before a repricing is effective.

Types of Awards Available for Grant under the 2019 Plan.  The plan administrator has the authority to grant the following types of awards under the 2019 Plan.  All awards shall be evidenced by an award agreement and shall be subject to such conditions not inconsistent with the 2019 Plan as may be reflected in the award agreement.

•	Options. The plan administrator may grant options to purchase shares of common stock that are exercisable at a price per share not less than the fair market value, determined in accordance with the 2019 Plan, per share of common stock on the date that the option is awarded. Such options may be either incentive stock options or non-qualified stock options. A 10% stockholder may not be granted an incentive stock option unless the exercise price is at least 110% of the fair market value of the common stock on the grant date and the option is not exercisable after the expiration of five years from the grant date. The plan administrator may permit an option exercise price to be paid in cash or any form of legal consideration specified by the plan administrator, including by the delivery of previously-owned shares of common stock, through a cashless exercise executed through a broker or by having a number of shares of common stock otherwise issuable at the time of exercise withheld. The maximum term of any option is ten years.

•	Stock Appreciation Rights. The plan administrator may grant stock appreciation rights either separately or in connection with another award under the 2019 Plan. The maximum term of any stock appreciation right is 10 years. The plan administrator may provide that stock appreciation rights are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events.

•	Restricted Stock and Restricted Stock Units. The plan administrator may grant shares of restricted common stock or RSUs representing the right to receive common stock in the future, subject to such restrictions and conditions, if any, as the plan administrator shall determine. No shares of common stock shall be issued at the time an RSU is granted, and AudioEye will not be required to set aside funds for the payment of any such award. The plan administrator may also grant RSUs with a deferral feature (“deferred stock units”), whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an award agreement. At the discretion of the plan administrator, each RSU or deferred stock unit (representing one share of common stock) may be credited with dividend equivalents in an amount equal to the cash and stock dividends paid by AudioEye in respect of one share of common stock. Dividend equivalents shall be withheld by AudioEye and credited to the participant’s account, and interest may be credited on the amount of cash dividend equivalents credited to the participant’s account at a rate and subject to such terms as determined by the plan administrator. Dividend equivalents credited to a participant’s account and attributable to any particular RSU or deferred stock unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the plan administrator, in shares of common stock having a fair market value (as determined under the 2019 Plan) equal to the amount of such dividend equivalents and earnings, if applicable, to the participant upon settlement of such RSU or deferred stock unit and, if such RSU or deferred stock unit is forfeited, the participant shall have no right to such dividend equivalents.

21

•	Performance Share Awards. The plan administrator may grant performance share awards and determine (i) the number of shares of common stock or stock-denominated units subject to a performance share award granted to any participant; (ii) the performance period applicable to any award; (iii) the conditions that must be satisfied for a participant to earn an award; and (iv) the other terms, conditions and restrictions of the award. The number of performance shares earned by a participant will depend on the extent to which the performance goals established by the plan administrator are attained within the applicable performance period, as determined by the plan administrator.

•	Other Equity-Based and Cash Awards. Cash awards and other equity-based awards may be granted in such numbers and may be subject to such conditions or restrictions as the plan administrator shall determine and shall be payable in cash or shares of common stock, as the plan administrator may determine.

Deferrals.  The plan administrator may establish one or more programs under the 2019 Plan to permit selected participants the opportunity to elect to defer receipt of consideration upon exercise of an award, satisfaction of performance criteria, or other event that absent the election would entitle the participant to payment or receipt of shares of common stock or other consideration under an award.  The plan administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the plan administrator deems advisable for the administration of any such deferral program.

Exercisability and Vesting upon Death or Disability. The plan administrator has the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest on a participant’s termination of employment or service due to death or disability, notwithstanding the provisions in the award stating the time at which it may first be exercised or the time during which it will vest.

Recapitalizations and Reorganizations.  The number of shares of common stock reserved for issuance in connection with the grant or settlement of awards or to which an award is subject, and the exercise price of each option and stock appreciation right are subject to, adjustment in the event of any recapitalization of AudioEye or similar event effected without receipt of consideration by AudioEye.

Change in Control.  The 2019 Plan provides that, in the event of a change in control (as defined in the 2019 Plan) of AudioEye, outstanding awards will have the following vesting treatment:

•	In the event of the award holder’s termination of continuous service without cause or for good reason (as each such term is defined in the 2019 Plan) during the 12-month period following a change in control, all outstanding options and stock appreciation rights shall become immediately exercisable with respect to 100% of the shares subject to such options or stock appreciation rights, and/or any restricted period shall expire immediately with respect to 100% of the outstanding shares of restricted stock or RSUs as of the date of such termination of continuous service.

•	With respect to performance share awards and cash awards, all incomplete performance periods in respect of such awards in effect on the date a change in control occurs shall end on the date of such change in control, and the plan administrator shall (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information that is then available as it deems relevant and (ii) cause to be paid to the applicable award holder partial or full awards with respect to performance goals for each such performance period based upon the plan administrator’s determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable target levels of performance have been attained, or on such other basis as may be determined by the plan administrator.

In addition, the plan administrator may cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the change in control. In the case of any option or stock appreciation right with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the plan administrator may cancel the option or stock appreciation right without the payment of consideration therefor.

22

Transferability.  Awards are not generally transferable or assignable, unless the plan administrator provides otherwise.

Forfeiture and Clawbacks.  Awards will be subject to forfeiture, cancellation, reimbursement or recoupment to the extent provided in any applicable clawback policy adopted by AudioEye or otherwise required pursuant to applicable law.

Amendment or Termination.  The 2019 Plan may be amended by the Board of Directors, but stockholder approval for any amendment shall be required that (except as provided above regarding recapitalizations and reorganizations) to the extent stockholder approval is necessary to satisfy applicable law or stock exchange rules. The plan administrator may amend outstanding awards subject to the terms of the 2019 Plan but in general may not take away a participant’s rights without the participant’s consent.  The 2019 Plan will terminate automatically on the tenth anniversary of the date as of which the 2019 Plan was adopted by the Board.

Federal Income Tax Consequences of Awards under the 2019 Plan

The following discussion outlines generally the federal income tax consequences of awards that may be granted under the 2019 Plan.  Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the plan.  To the extent that a participant recognizes ordinary income in the circumstances described below, AudioEye will generally be entitled to a corresponding tax deduction.  If a participant is our employee or an employee of one of our affiliates, any income recognized will be subject to employment and withholding taxes.

Non-Qualified Options.  A participant will generally not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof.  At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock.  Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long- term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

Incentive Stock Options.  A participant who exercises an incentive stock option will generally not be taxed at the time he or she exercises the option or a portion thereof.  Instead, he or she will be taxed at the time he or she sells the common stock purchased pursuant to the option.  The participant will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock.  If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and AudioEye will not get a corresponding deduction.  If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain.  If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.  Exercise of an incentive option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

Restricted Stock.  A participant will generally not be taxed upon the grant of a restricted stock award if such award is not transferable by the participant or is subject to a “substantial risk of forfeiture,” as defined in the Internal Revenue Code.  However, when the shares of common stock that are subject to the stock award are transferable by the participant or are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and AudioEye will then be entitled to a corresponding deduction.  However, if a participant so elects at the time of receipt of a stock award in accordance with Section 83(b) of the Code, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time.

Restricted Stock Units.  A participant will generally not be taxed upon the grant of an award of RSUs.  The participant generally will be subject to tax at ordinary income rates on the fair market value of unrestricted common shares on the date that such shares are transferred to the participant under the RSUs (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

23

Other Stock-Based Awards.  A participant will generally not recognize income upon the grant of any other stock-based award.  Generally, at the time a participant receives payment under any other stock-based award, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received.

Section 280G.  Sections 280G and 4999 of the Code provide that executive officers and directors, stockholders who hold significant equity interests, and certain other service providers may be subject to significant additional taxes if they receive payments or benefits that exceed certain prescribed limits in connection with a change of control of a company, and that the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax.

Section 409A.  Section 409A of the Code imposes additional income taxes for certain types of deferred compensation that do not comply with Section 409A.  AudioEye attempts in good faith to structure awards under the 2019 Plan so that such awards either conform with the requirements of, or qualify for an exemption under, Section 409A.  However, neither AudioEye nor the plan administrator has any obligation to take any action to prevent the assessment of any additional tax or penalty on any participant under Section 409A of the Code and neither AudioEye nor the plan administrator will have any liability to any participant for such tax or penalty.

Section 162(m).  Section 162(m) of the Internal Revenue Code generally places a limit of $1 million per year on the amount of deductible compensation paid to certain “covered employees,” which includes our named executive officers.  Section 162(m) exempted from this limitation “qualified performance-based compensation” with respect to taxable years beginning on or before December 31, 2017.  Recent changes to the Code provide for a transition rule that continues to exempt qualified performance-based compensation that is payable pursuant to a binding written agreement in effect on November 2, 2017 but otherwise generally repeals the exemption for performance-based compensation.

New Plan Benefits under the 2019 Plan

Future awards under the 2019 Plan will be subject to the discretion of the Compensation Committee and will depend on a variety of factors, including the value of our common stock at the time of grant, as well as Company, divisional, and individual performance.  Accordingly, it is not possible to determine the benefits that would be received under the 2019 Plan.

Equity Compensation Plan Information

We currently maintain equity compensation plans that provide for the issuance of our common stock to our officers, employees, directors and consultants upon the vesting and exercise of stock options, the vesting and settlement of RSUs, and pursuant to certain other types of equity awards. These plans are our:

•	2012 Incentive Compensation Plan;
•	2013 Incentive Compensation Plan;
•	2014 Incentive Compensation Plan;
•	2015 Incentive Compensation Plan;
•	2016 Incentive Compensation Plan; and
•	2016 Incentive Compensation Plan, as amended.

24

All of these equity incentive plans, other than our 2016 Incentive Compensation Plan, as amended, have been approved by our stockholders. The following table summarizes the information about outstanding options and RSUs, and available shares, under our equity compensation plans as of December 31, 2018:

				(c)
				Number of securities
				remaining available for
	(a)		(b)	future issuance under
	Number of securities to		Weighted-average	equity compensation
	be issued upon exercise		exercise price of	plans (excluding
	of outstanding options,		outstanding options,	securities reflected in
Plan Category	warrants and rights		warrants and rights(1)	column (a))
Equity compensation plans approved by security holders	1,100,149	(2)	$4.67	45,180
Equity compensation plans not approved by securityholders	120,352	(3)	-	103,414
Total	1,220,501		-	148,594

(1)	The weighted average exercise price of outstanding options does not take into account outstanding RSUs since they do not have an exercise price.

(2)	Represents 997,989 shares of common stock issuable upon the exercise of outstanding stock options and 102,160 shares of common stock issuable upon the vesting and/or settlement of outstanding RSUs under our 2012, 2013, 2014, 2015 and 2016 Incentive Compensation Plans.

(3)	Represents shares of common stock issuable upon the vesting and/or settlement of outstanding RSUs under our 2016 Incentive Compensation Plan, as amended.

Recommendation of the Board

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the AudioEye, Inc. 2019 Equity Incentive Plan.  If not otherwise specified, proxies will be voted “FOR” the approval of the AudioEye, Inc. 2019 Equity Incentive Plan.

25

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (PROPOSAL 5)

The Audit Committee of our Board of Directors, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of MaloneBailey, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019.  As a matter of good corporate practice, the Board has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting.  MaloneBailey, LLP has served as our independent registered public accounting firm since 2011 and is considered by our Audit Committee to be well qualified.

If the stockholders do not ratify the appointment of MaloneBailey, LLP, the Audit Committee will reconsider the appointment.  Even if the stockholders ratify the appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of AudioEye and its stockholders.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth by fee category the aggregate fees for professional services rendered by MaloneBailey, LLP for the fiscal years ended December 31, 2018 and December 31, 2017:

	Year Ended
	December 31,	December 31,
	2018	2017
Audit Fees	$56,000	$54,000
Audit-Related Fees	27,580
All Other Fees	-	-
Total	$83,580	$54,000

Audit Fees consist of fees for professional services rendered for the audit of the Company’s annual financial statements and for the review of the Company’s financial statements included in its quarterly reports on Form 10-Q.  These fees also include fees for services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of fees for professional services that are reasonably related to the audit or review of the Company’s financial statements but are not reported under “Audit Fees.” In 2018, such fees related solely to services rendered in connection with the Registration Statement on Form S-1 filed by the Company with the SEC on September 4, 2018.

Policy on Audit Committee Pre-Approval

Pursuant to its charter, the Audit Committee must approve in advance the engagement of the registered public accounting firm for all audit services and non-audit services based on independence, qualifications and, if applicable, performance, and must also approve in advance fees and other terms of any such engagement.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee.  The decisions of any Audit Committee member to whom such pre-approval authority is delegated are required to be presented to the full Audit Committee at its next scheduled meeting.

Recommendation of the Board

The Board of Directors unanimously recommends that the stockholders vote “FOR” the proposal to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm.  If not otherwise specified, proxies will be voted “FOR” the ratification of MaloneBailey, LLP.

26

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the accuracy and integrity of AudioEye’s financial reporting, including the performance and the independence of AudioEye’s independent registered public accounting firm, MaloneBailey, LLP.  The responsibilities of our Audit Committee are set forth in our Audit Committee Charter.  The charter is available on our website at www.audioeye.com/investors/governance-documents.  In the discharge of its responsibilities, the Audit Committee:

•	reviewed and discussed with management and MaloneBailey, LLP our audited financial statements for the fiscal year ended December 31, 2018;

•	discussed with MaloneBailey, LLP the matters required to be discussed under Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”);

•	received the written disclosures and other communications from MaloneBailey, LLP that are required by the applicable requirements of the PCAOB regarding MaloneBailey, LLP’s communications with the Audit Committee; and

•	discussed with MaloneBailey, LLP the independent registered public accounting firm’s independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

Audit Committee

Ernest Purcell (Chairman) Anthony Coelho Alexandre Zyngier

27

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal 2018

The table below summarizes the compensation paid to or earned by our principal executive officer and each of our two most highly compensated executive officers who were serving as executive officers at December 31, 2018 (collectively, our “named executive officers”), for the fiscal years ended December 31, 2018 and December 31, 2017.

				Stock		Option
Name and Principal		Salary	Bonus(1)	Awards(2)		Awards	Total
Position	Year	($)	($)	($)		($)	($)
Dr. Carr Bettis	2018	175,000	40,000	171,000	(3)	-	386,000
Executive Chairman,	2017	87,499	-	287,355		268,300	643,154
Chairman and Director

Todd Bankofier	2018	250,000	80,000	-		-	330,000
Chief Executive Officer	2017	177,867	-	41,250		268,300	487,417

Sean Bradley	2018	200,000	45,000	-		-	245,000
President, Chief Strategy	2017	149,085	-	41,250		201,225	391,560
Officer and Secretary(4)

(1)	In January 2019, our Compensation Committee approved the payment of discretionary bonuses to each of our named executive officers in recognition of the Company’s financial performance for the 2018 fiscal year. The bonuses were paid in March 2019.

(2)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock awards and option awards granted during the reported fiscal years. For additional information regarding the assumptions we used to calculate the amounts in these columns, please refer to Note 11 to our audited consolidated financial statements included in our 2018 Annual Report filed with the SEC on March 27, 2019.

(3)	Dr. Carr Bettis’ 2018 stock award was comprised of a grant on December 31, 2018 of 20,000 RSUs. See Executive Compensation – Outstanding Equity Awards at Fiscal Year End” for additional information regarding these RSUs.

(4)	During 2018, Mr. Bradley served as President, Chief Technology Officer and Secretary. On February 27, 2019, he was appointed as our Chief Strategy Officer and now serves as President, Chief Strategy Officer and Secretary.

Summary of Compensatory Arrangements with Named Executive Officers, including in connection with a Termination or a Change in Control

Executive Employment Agreement with Dr. Carr Bettis.  An Executive Employment Agreement dated as of July 1, 2015 (the “Dr. Bettis Employment Agreement”) between the Company and Dr. Carr Bettis provided for Dr. Bettis to be our Executive Chairman during its term.  The Dr. Bettis Employment Agreement was terminable at will by either the Company or Dr. Bettis and was subject to extension upon mutual agreement.  Under the Dr. Bettis Employment Agreement, Dr. Bettis received a base annual salary of $175,000 and was eligible to receive bonuses and equity awards at the sole discretion of our Board of Directors or Compensation Committee.  In November 2018, following the expiration of the Bettis Employment Agreement in July 2018, the Board determined to continue Dr. Bettis’ employment as Executive Chairman on an at-will basis at a base annual salary of $175,000.

Executive Employment Agreements with Todd Bankofier.  Pursuant to an Executive Employment Agreement dated as of February 13, 2018, effective December 31, 2017 (the “Bankofier Employment Agreement”), Mr. Bankofier was employed as our Chief Executive Officer during 2018.  The Bankofier Employment Agreement provided for a term of two years commencing December 1, 2017, subject to extension upon mutual agreement.  Under the Bankofier Employment Agreement, Mr. Bankofier received a base annual salary of $250,000 and was eligible to receive bonuses and equity awards at the sole discretion of our Board of Directors or Compensation Committee.

28

The Bankofier Employment Agreement further provided that if, during its term, Mr. Bankofier had been terminated by the Company without cause or had resigned for good reason, including upon a change in control of the Company (as each such term was defined in the Bankofier Employment Agreement), then Mr. Bankofier would have been eligible to receive (i) a separation payment equal to his base salary for the greater of 12 months or the remainder of the term of the Bankofier Employment Agreement and (ii) payment of the cost of COBRA continuation coverage for him and his eligible dependents until the earlier of (x) Mr. Bankofier and his eligible dependents ceasing to be eligible under COBRA or (y) 12 months following the termination date of his employment or until such time as Mr. Bankofier obtained reasonably equivalent benefits for himself and his eligible dependents.

In February 2019, the Bankofier Employment Agreement was amended and restated pursuant to an Amended and Restated Executive Employment Agreement dated as of February 25, 2019, effective January 1, 2019 (the “Amended and Restated Bankofier Employment Agreement”).  Pursuant to the Amended and Restated Bankofier Employment Agreement, Mr. Bankofier has continued his employment with the Company on the terms and conditions set forth therein.  The Amended and Restated Bankofier Employment Agreement provides for an initial term that ends on December 31, 2019 and automatically renews for successive one-year periods unless earlier terminated as provided therein.  Under the Amended and Restated Bankofier Employment Agreement, Mr. Bankofier receives a base annual salary of $300,000 and is eligible to be granted a bonus or bonuses at the sole discretion of the Board or the Compensation Committee and awards under the Company’s equity incentive compensation plans as the Compensation Committee may from time to time determine.

If, during the term of the Amended and Restated Bankofier Employment Agreement, Mr. Bankofier is terminated by the Company without cause or resigns for good reason, including upon a change in control (as each such term is defined in the Amended and Restated Bankofier Employment Agreement), then Mr. Bankofier will be eligible to receive (i) a separation payment equal to his base salary for the greater of 12 months or the remainder of the employment term, paid in accordance with the customary payroll practices of the Company (or in a lump sum in the case of any resignation for good reason within 120 days after a change in control) and (ii) payment of the cost of COBRA continuation coverage for him and his eligible dependents until the earlier of (x) Mr. Bankofier and his eligible dependents ceasing to be eligible under COBRA or (y) 12 months following his termination date or until such time as Mr. Bankofier shall obtain reasonably equivalent benefits for himself and his eligible dependents.

Executive Employment Agreements with Sean Bradley.  Pursuant to an Executive Employment Agreement dated as of February 13, 2018, effective December 31, 2017 (the “Bradley Employment Agreement”), Sean Bradley was employed as our President and Chief Technology Officer during 2018.  The term of the Bradley Employment Agreement was two years and provided for Mr. Bradley to receive a base annual salary of $200,000.  He was also eligible to receive bonuses at the sole discretion of our Board of Directors or Compensation Committee and was eligible to receive equity awards under our equity compensation plans.

The Bradley Employment Agreement also provided that if, during the term thereof, Mr. Bradley’s employment with the Company had been terminated by the Company without cause or by Mr. Bradley with good reason, including in connection with a change of control (as each such term was defined in the Bradley Employment Agreement), Mr. Bradley would have been eligible to receive (i) a separation payment equal to his base salary for the greater of 12 months or the remainder of the term of the Bradley Employment Agreement and (ii) reimbursement for the employer portion of the cost of COBRA continuation coverage for him and his eligible dependents until the earlier of (x) Mr. Bradley and his eligible dependents ceasing to be eligible under COBRA or (y) 12 months following the termination date or until such time as Mr. Bradley obtained reasonably equivalent benefits for him and his eligible dependents.

On February 27, 2019, the Company entered into an Executive Employment Agreement (the “2019 Bradley Employment Agreement”) with Sean Bradley pursuant to which Mr. Bradley continued his employment with the Company.  The 2019 Bradley Employment Agreement terminated and superseded the Bradley Employment Agreement and was deemed to have become effective on January 1, 2019 other than with respect to Mr. Bradley’s title, which was changed by the Board on February 27, 2019 from President, Chief Technology Officer and Secretary to President, Chief Strategy Officer and Secretary.  The 2019 Bradley Employment Agreement provides for a one-year term unless earlier terminated as provided therein.  Under the 2019 Bradley Employment Agreement, Mr. Bradley receives a base annual salary of $210,000 and is eligible to be granted a bonus or bonuses at the sole discretion of the Board or the Compensation Committee and awards under the Company’s equity incentive compensation plans as the Compensation Committee may from time to time determine.  The 2019 Bradley Employment Agreement provides that, in the event the Company terminates Mr. Bradley’s employment without cause or Mr. Bradley terminates his employment for good reason, including in connection with a change of control of the Company (as each such term is defined in the 2019 Bradley Employment Agreement), Mr. Bradley will be entitled to receive a severance benefit in an aggregate amount equal to his base salary during the 12 months prior to termination, which benefit will be payable over a 12-month period.

29

Equity Compensation Plans.  Prior to the adoption of the 2019 Equity Incentive Plan described in Proposal 4 above, AudioEye granted equity awards to its officers, directors, employees, consultants and other service providers under the AudioEye, Inc. 2012 Incentive Compensation Plan (the “2012 Plan”), the AudioEye, Inc. 2013 Incentive Compensation Plan (the “2013 Plan”), the AudioEye, Inc. 2014 Incentive Compensation Plan (the “2014 Plan”), the AudioEye, Inc. 2015 Incentive Compensation Plan (the “2015 Plan”), the AudioEye, Inc. 2016 Incentive Compensation Plan (the “2016 Plan”), and the AudioEye, Inc. 2016 Incentive Compensation Plan, as amended (the “Amended 2016 Plan” and, collectively with the 2016 Plan, 2015 Plan, 2014 Plan, 2013 Plan and 2012 Plan, the “Prior Plans”).  The Prior Plans provide for the issuance of, among other awards, stock options, performance stock units and RSUs.  The total number of shares of common stock that may be subject to the granting of awards under each of the 2012 Plan, 2013 Plan, 2014 Plan 2015 Plan and Amended 2016 Plan is 200,000 shares.  The total number of shares of common stock that may be subject to the granting of awards under the 2016 Plan is 400,000 shares.  As described in Proposal 4, if our stockholders approve the 2019 Plan at the Annual Meeting, then each of the Prior Plans will terminate as of the date of the Annual Meeting, and no awards will be granted under the Prior Plans on or after the date of the Annual Meeting.

On December 31, 2018, the Company granted to Dr. Bettis 20,000 RSUs for services provided as a Board member.  The RSUs will vest upon the earlier of (i) on April 30, 2019, provided that his service as a director is not terminated before such date, and (ii) the date of a meeting of the stockholders of the Company at which Dr. Bettis, being willing and available to serve as a director, is nominated for election but is not re-elected by the stockholders.  The settlement date for such RSUs, if they vest, will be the earlier of (i) April 30, 2025 or (ii) the date on which the Company undergoes a change of control during the seven-year term of the award.  No other equity awards were granted to our named executive officers in 2018.  As of December 31, 2018, Dr. Bettis also held 97,340 RSUs that were vested and that will settle on the earlier of (i) July 1, 2024 or (ii) the date on which the Company undergoes a change of control (as defined in the RSU award agreements).

Health, Welfare and Retirement Benefits.  Our named executive officers are eligible to participate in our broad-based employee benefit plans, including a tax-qualified Section 401(k) savings plan, that are generally provided for all of our full-time employees.  Our executive officers may participate in such plans on the same basis as all of our other full-time employees.

30

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information as of December 31, 2018 concerning stock options and RSUs held as of such date by our named executive officers:

	Option Awards					Stock Awards
	Number of		Number of			Number of
	securities		securities			shares or		Market value
	underlying		underlying			units of		of shares or
	unexercised		unexercised	Option	Option	stock that		units of stock
	options (#)		options (#)	Exercise	Expiration	have not		that have not
Name	Exercisable		Unexercisable	Price ($)	Date	vested (#)(1)		vested ($)(2)
Dr. Carr Bettis	12,000		-	11.25	3/24/2019
	20,000		-	1.025	1/15/2019	-		-
	80,000	(3)	-	0.95	1/15/2021	-		-
						20,000	(4)	171,000

Todd Bankofier	80,000	(3)	-	0.95	1/15/2021	-		-

Sean Bradley	6,000		-	0.95	1/15/2019	-		-
	60,000	(3)	-	0.95	1/15/2021	-		-
	1,989		-	4.475	4/15/2019	-		-
	2,255		-	3.90	7/15/2019	-		-
	2,464		-	3.125	10/15/2019	-		-

(1)	In addition to the equity awards set forth in this table, as of December 31, 2018, Dr. Bettis held 97,340 RSUs that were vested and will settle on the earlier of (i) July 1, 2024 or (ii) the date on which the Company undergoes a change of control (as such term is defined in the applicable RSU award agreements).

(2)	The market value of unvested stock awards is calculated using a value of $8.55 per share, which was the closing price of AudioEye common stock on NASDAQ on December 31, 2018, which was the last trading day of the Company’s fiscal year ended December 31, 2018.

(3)	Each of Dr. Carr Bettis, Todd Bankofier and Sean Bradley was granted performance-based stock options in December 2015 which provided that they would vest provided (i) a share price condition was met and (ii) individual performance goals were achieved. In January 2018, our Compensation Committee determined that the performance-based stock options had become vested at each such officer’s target number of shares.

(4)	On December 31, 2018, the Company granted to Dr. Bettis 20,000 RSUs for services provided as a Board member. The RSUs vest upon the earlier of (i) on April 30, 2019, provided that Dr. Bettis’ service as a director is not terminated prior to that date, and (ii) the date of a meeting of the stockholders of the Company at which Dr. Bettis, being willing and available to serve as a director, is nominated for election but is not re-elected by the stockholders. The settlement date for such RSUs, if they vest, is the first to occur of (x) April 30, 2025 or (y) the date on which the Company undergoes a change of control (as defined in the RSU award agreement).

The above table does not include any warrants acquired by a named executive officer in any private placement or similar transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and rules and regulations of the SEC thereunder require our directors, officers and persons who beneficially own more than 10% of our common stock, as well as certain affiliates of such persons, to file reports of their ownership of our common stock and changes in such ownership with the SEC.  Directors, officers and persons owning more than 10% of our common stock are required by SEC rules and regulations to furnish us with copies of all Section 16(a) reports they file.  Based solely on our review of the copies of such reports received by us and on information provided by the reporting persons, we believe that during 2018, our directors, officers and owners of more than 10% of our common stock complied with all applicable filing requirements under Section 16(a), except that, due to inadvertent administrative error, during 2018: Mr. Zyngier was late in reporting two transactions and, on their Form 3s, Dr. Bettis omitted certain RSUs, Mr. Coelho omitted certain shares and Messrs. Bankofier and Bradley each included an equity award that had previously been cancelled.  The Form 3s have since been amended.

31

STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Proposals of stockholders, excluding nominations for the Board, intended to be presented at our 2020 Annual Meeting should be submitted by certified mail, return receipt requested, and must be received by us at our executive offices in Tucson, Arizona, on or before December 12, 2019, the date that is 120 calendar days prior to the first anniversary of the date that this proxy statement is released to stockholders, to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting and to be introduced for action at the 2020 Annual Meeting.  In the event that the date of the 2020 Annual Meeting is changed more than thirty days from the date of this year’s meeting, notice by stockholders should be received no later than the close of business on the later of the 150th calendar day prior to the date of the 2020 Annual Meeting or the 10th calendar day following the date on which the date of such meeting is first publicly announced.

Any stockholder proposal must be in writing and must comply with Rule 14a-8 under the Exchange Act and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting; (ii) the name and address, as they appear on our books, of the stockholder submitting the proposal; (iii) the class and number of shares that are beneficially owned by such stockholder; (iv) the dates on which the stockholder acquired the shares; (v) documentary support for any claim of beneficial ownership as required by Rule 14a-8; (vi) any material interest of the stockholder in the proposal; (vii) a statement in support of the proposal; and (viii) any other information required by the rules and regulations of the SEC.  Stockholder nominations for the Board must comply with the procedures set forth above under “Corporate Governance—Nomination of Directors.”

The failure of a stockholder to deliver a proposal in accordance with the requirements of the preceding paragraphs may result in the exclusion of the proposal from our proxy statement and such proposal being ineligible for consideration at the 2020 Annual Meeting.  Further, the submission of a proposal in accordance with the requirements of the immediately preceding paragraph does not guarantee that we will include it in our proxy statement or that it will be eligible for consideration at the 2020 Annual Meeting.  We strongly encourage any stockholder interested in submitting a proposal to contact our Secretary in advance of the submission deadline to discuss the proposal.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting.  However, if any other matter should be properly presented for consideration and vote at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of AudioEye and its stockholders.

HOUSEHOLDING

The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for notices, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of such materials to those stockholders.  This method of delivery, often referred to as “householding,” should reduce the amount of duplicate information that stockholders receive and lower printing and mailing costs.  AudioEye and certain intermediaries will be householding notices, proxy statements and annual reports for stockholders of record in connection with our 2019 Annual Meeting.  This means that:

•	Only one notice, proxy statement and annual report will be delivered to multiple stockholders sharing an address unless you notify your broker or bank to the contrary;

•	You can contact AudioEye by calling 866.331.5324 or by writing to Sean Bradley, President, Chief Strategy Officer and Secretary, AudioEye, Inc., 5210 E. Williams Circle, Suite 750, Tucson, Arizona 85711, to request a separate copy of the notice, proxy statement and annual report for the 2019 Annual Meeting and for future meetings or, if you are currently receiving multiple copies, to receive only a single copy in the future, or you can contact your bank or broker to make a similar request; and

•	You can request delivery of a single copy of the notice, proxy statement and annual report from your bank or broker if you share the same address as another AudioEye stockholder and your bank or broker has determined to household proxy materials.

32

Annex A

AudioEye, Inc.

2019 Equity Incentive Plan

1.	Purpose; Eligibility.

1.1    General Purpose. The name of this plan is the AudioEye, Inc. 2019 Equity Incentive Plan. The purposes of the Plan are to (a) enable AudioEye, Inc., a Delaware corporation, and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2    Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3    Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.	Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” with respect to any Participant shall have the meaning specified in the Participant’s Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or an Affiliate or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or an Affiliate, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or an Affiliate, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or an Affiliate, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or an Affiliate, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Affiliate. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

“Change in Control” with respect to any Participant shall have the meaning specified in the Participant’s Award Agreement or any employment agreement between the Participant and the Company or its Affiliates. In the absence of any such definition, a “Change in Control” shall mean the occurrence of any of the following:

(i)          The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than eighty percent (80%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)         During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)        Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Affiliates, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Affiliates (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than eighty percent (80%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, eighty percent (80%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)        A complete liquidation or dissolution of the Company.

If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

2

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.00001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means AudioEye, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or Stock Appreciation Right, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and otherwise compliant with Section 409A of the Code.

“Fiscal Year” means the Company’s fiscal year.

3

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or an Affiliate or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or an Affiliate, or any other action by the Company or an Affiliate which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or an Affiliate promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or an Affiliate to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or an Affiliate promptly after receipt of notice thereof given by the Participant. An event or action will not give the Participant grounds for Good Reason unless (A) the Participant gives the Company written notice within 60 days after the initial existence of the event or action that the Participant intends to resign for Good Reason due to such event or action; (B) the event or action is not reasonably cured by the Company within 30 days after the Company receives written notice from the Participant; and (C) the Participant terminates service within 30 days after the end of the cure period.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” as defined in the Marketplace Rules of The NASDAQ Stock Market LLC.

“Non-Qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

4

“Permitted Transferee” means a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this AudioEye, Inc. 2019 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Restricted Stock” has the meaning set forth in Section 7.2(a).

“Restricted Stock Units” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.7.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3.	Administration.

3.1    Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)         to construe and interpret the Plan and apply its provisions;

(b)         to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)         to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)         to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(e)         from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(f)          to determine the number of shares of Common Stock to be made subject to each Award;

(g)         to determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

(h)         to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

5

(i)          to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(j)          to amend any outstanding Awards; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(k)         to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l)          to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m)        to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n)         to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.2    Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3    Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4    Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

6

3.5    Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.	Shares Subject to the Plan.

4.1    Subject to adjustment in accordance with Section 11, no more than 1,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one share for every one Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two shares of Common Stock for every one share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2    Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3    Subject to adjustment in accordance with Section 11, no more than 1,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4    The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director who is not an Employee or Consultant during the Fiscal Year, together with any cash fees paid to such Director during the Fiscal Year, shall not exceed a total value of $400,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5    The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Employee or Consultant who is not a Director during the Fiscal Year shall not exceed a total value of $5,000,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.6    Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.6 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.7    Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

4.8    Notwithstanding anything to the contrary in the Plan, no Award may vest, in the ordinary course, prior to the first anniversary of the date of grant of the Award. However, up to 5% of the Total Share Reserve may be subject to Awards that do not meet such vesting requirements. The minimum vesting criteria set forth in this Section 4.8 shall not apply to Substitute Awards described in Section 4.7.

7

4.9    No dividends will be paid to a Participant with respect to any shares subject to an Award prior to the vesting of such Award. For the avoidance of doubt, as described in Section 7.2(b), any dividends that may be attributable to any particular share of Restricted Stock or any particular Restricted Stock Unit or Deferred Stock Unit shall only be distributed to a Participant upon the release of restrictions on such share of Restricted Stock or the settlement of such Restricted Stock Unit or Deferred Stock Unit, as applicable, and a Participant shall have no right to such dividends if such Award is forfeited.

5.	Eligibility.

5.1    Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2    Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.     Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1    Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-Qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-Qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2    Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3    Exercise Price of a Non-Qualified Stock Option. The Option Exercise Price of each Non-Qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-Qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

8

6.4    Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) if the Common Stock is listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the exercise price (i.e., by means of a “cashless” exercise procedure); (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise (i.e., by means of a “net exercise”); (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5    Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6    Transferability of a Non-Qualified Stock Option. A Non-Qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-Qualified Stock Option does not provide for transferability, then the Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7    Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8    Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9    Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

9

6.10  Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date that is 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11  Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12  Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

6.13  Reload Options. No Option may include provisions that "reload" the Option upon exercise.

7.	Provisions of Awards Other Than Options.

7.1   Stock Appreciation Rights.

(a)          General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)         Grant Requirements. Any Related Right that relates to a Non-Qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)          Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)          Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

(e)          Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

10

(f)          Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)          Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2   Restricted Awards.

(a)          General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2 and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)          Restricted Stock and Restricted Stock Units.

(i)  Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

11

(ii)  The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)          Restrictions.

(i)  Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)  Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(d)          Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock.

(e)          Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)          Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

12

7.3   Performance Share Awards.

(a)          Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)          Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

7.4   Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

8.     Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.     Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.   Miscellaneous.

10.1  Exercisability and Vesting upon Death or Disability. Subject to Section 4.8, the Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest on a Participant’s termination of employment or service due to death or Disability, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.3  Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.4  No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13

10.5  Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.6  Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld for such purpose with a value exceeding the maximum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company; or (d) if the Common Stock is listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the tax required to be withheld by law (i.e., by means of a “cashless” exercise procedure).

11.   Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-Qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-Qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.   Effect of Change in Control.

12.1  Notwithstanding any provision of the Plan to the contrary:

(a)    In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

(b)    With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

14

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2  In the event of a Change in Control, the Committee may cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.	Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2  Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

13.3  Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4  No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5  Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.         General Provisions.

14.1  Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

15

14.2  Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

14.3  Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4  Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5  Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6  Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7  Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8  Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9   No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

16

14.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.15 Expenses. The costs of administering the Plan shall be paid by the Company.

14.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.   Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.   Termination or Suspension of the Plan. The Plan shall terminate automatically on tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.   Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

17

PROXY	AUDIOEYE, INC.	PROXY

5210 E. Williams Circle, Suite 750; Tucson, AZ 85711

ANNUAL MEETING OF STOCKHOLDERS

MAY 10, 2019

PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints TODD BANKOFIER and SEAN BRADLEY, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of common stock of AudioEye, Inc. (the “Company”) registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 730 Third Avenue, 18th Floor, New York, NY 10017, on Friday, May 10, 2019, at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. WITH RESPECT TO PROPOSALS 1 AND 3 BELOW, IF YOU “ABSTAIN” FROM VOTING, IT WILL HAVE NO EFFECT ON THE OUTCOME OF SUCH PROPOSALS. WITH RESPECT TO PROPOSALS 2, 4 AND 5 BELOW, IF YOU “ABSTAIN” FROM VOTING, IT WILL HAVE THE SAME EFFECT AS AN “AGAINST” VOTE. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4 AND 5, AND RECOMMENDS VOTING FOR “EVERY 1 YEAR” ON PROPOSAL 3.

IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD.

Proposal 1 – Election of Directors:

	For	Against	Abstain		For	Against	Abstain
Dr. Carr Bettis	☐	☐	☐	Ernest Purcell	☐	☐	☐
Anthony Coelho	☐	☐	☐	Alexandre Zyngier	☐	☐	☐

Proposal 2 – To approve, by non-binding advisory vote, the compensation of AudioEye, Inc.’s named executive officers

☐ For	☐ Against	☐ Abstain

Proposal 3 – To approve, by non-binding advisory vote, the frequency of future advisory votes on executive compensation.

☐ Every 1 Year	☐ Every 2 Years	☐ Every 3 Years

Proposal 4 – To approve the AudioEye, Inc. 2019 Equity Incentive Plan.

☐ For	☐ Against	☐ Abstain

Proposal 5 – To ratify the appointment of MaloneBailey, LLP as AudioEye, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

☐ For	☐ Against	☐ Abstain

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE PROXY HOLDER IS AUTHORIZED TO VOTE IN HIS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Dated:__________, 2019

Signature

Please print name

Signature (Joint Owners)

Please print name

Address Changes/Comments:

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Please indicate whether you plan to attend this meeting: ☐

18

PROXY	AUDIOEYE, INC.	PROXY

5210 E. Williams Circle, Suite 750; Tucson, AZ 85711

ANNUAL MEETING OF STOCKHOLDERS

MAY 10, 2019

PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints TODD BANKOFIER and SEAN BRADLEY, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Series A Convertible Preferred Stock of AudioEye, Inc. (the “Company”) registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 730 Third Avenue, 18th Floor, New York, NY 10017, on Friday, May 10, 2019, at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. WITH RESPECT TO PROPOSALS 1 AND 3 BELOW, IF YOU “ABSTAIN” FROM VOTING, IT WILL HAVE NO EFFECT ON THE OUTCOME OF SUCH PROPOSALS. WITH RESPECT TO PROPOSALS 2, 4 AND 5 BELOW, IF YOU “ABSTAIN” FROM VOTING, IT WILL HAVE THE SAME EFFECT AS AN “AGAINST” VOTE. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4 AND 5, AND RECOMMENDS VOTING FOR “EVERY 1 YEAR” ON PROPOSAL 3.

Proposal 1 – Election of Directors:

	For	Against	Abstain		For	Against	Abstain
Dr. Carr Bettis	☐	☐	☐	Ernest Purcell	☐	☐	☐
Anthony Coelho	☐	☐	☐	Alexandre Zyngier	☐	☐	☐

Proposal 2 – To approve, by non-binding advisory vote, the compensation of AudioEye, Inc.’s named executive officers

☐ For	☐ Against	☐ Abstain

Proposal 3 – To approve, by non-binding advisory vote, the frequency of future advisory votes on executive compensation.

☐ Every 1 Year	☐ Every 2 Years	☐ Every 3 Years

Proposal 4 – To approve the AudioEye, Inc. 2019 Equity Incentive Plan.

☐ For	☐ Against	☐ Abstain

Proposal 5 – To ratify the appointment of MaloneBailey, LLP as AudioEye, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

☐ For	☐ Against	☐ Abstain

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE PROXY HOLDER IS AUTHORIZED TO VOTE IN HIS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Dated: __________, 2019

Please use the included Business Reply Envelope to return your Proxy Card, or
scan and email your Proxy Card to cdalton@corporatestock.com.	Signature

Please print name

Signature (Joint Owners)

Please print name

Address Changes/Comments:

Please indicate whether you plan to attend this meeting: ☐	Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

19